UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 22, 2004

SORRENTO NETWORKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-15810	04-3757586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9990 Mesa Rim Road, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 558-3960

Item 5. —Other Events

On April 22, 2004, Sorrento Networks Corporation, a Delaware corporation (“Sorrento”), entered into an Agreement and Plan of Merger, dated as of April 22, 2004, with Zhone Technologies, Inc., a Delaware corporation (“Zhone”) and Selene Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Zhone (“Merger Sub”). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Sub will merge with and into Sorrento, with Sorrento surviving as a wholly-owned subsidiary of Zhone (the “Merger”). At the effective time of the Merger, each outstanding share of Sorrento common stock will be exchanged for 0.9 shares of Zhone common stock, and each option, warrant and other securities exercisable or convertible into shares of Sorrento common stock will be assumed by Zhone. The Merger, which is structured as a tax-free reorganization, is subject to the approval of the stockholders of both Zhone and Sorrento and other customary closing conditions. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Sorrento issued a press release dated April 22, 2004, which is filed as Exhibit 99.1

Item 7.—Financial Statements and Exhibits

(c)    Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of April 22, 2004 among Sorrento Networks Corporation., Selene Acquisition Corp., and Zhone Technologies, Inc Schedules and exhibits to the Agreement and Plan of Merger have not been filed with this exhibit, but the Registrant agrees to furnish supplementally a copy of such omitted schedules and exhibits to the Commission upon request.

99.1	Press Release of Sorrento Networks Corporation, dated April 22, 2004 regarding the proposed merger.

99.2	Voting Agreement by and among Zhone Technologies, Inc., Selene Acquisition Corp. and certain stockholders of Sorrento Networks Corporation, dated as of April 22, 2004.

99.3	Voting Agreement by and among Sorrento Networks Corporation and certain stockholders of Zhone Technologies, Inc., dated as of April 22, 2004.

99.4	Press Release of Sorrento Networks Corporation, dated April 22, 2004 regarding earnings (furnished pursuant to Item 12 of Form 8-K and not deemed filed).

Item 12.—Results of Operations and Financial Condition.

On April 22, 2004, Sorrento announced its financial results for the fourth quarter and full fiscal year ended January 31, 2004. The press release issued by Sorrento in connection with the announcement is attached to this report as Exhibit 99.4.

This Item 12 information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO NETWORKS CORPORATION

April 22, 2004	By:	/s/ PHILLIP W. ARNESON

Phillip W. Arneson Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of April 22, 2004 among Sorrento Networks Corporation., Selene Acquisition Corp., and Zhone Technologies, Inc Schedules and exhibits to the Agreement and Plan of Merger have not been filed with this exhibit, but the Registrant agrees to furnish supplementally a copy of such omitted schedules and exhibits to the Commission upon request.

99.1	Press Release of Sorrento Networks Corporation, dated April 22, 2004 regarding the proposed merger.

99.2	Voting Agreement by and among Zhone Technologies, Inc., Selene Acquisition Corp. and certain stockholders of Sorrento Networks Corporation, dated as of April 22, 2004.

99.3	Voting Agreement by and among Sorrento Networks Corporation and certain stockholders of Zhone Technologies, Inc., dated as of April 22, 2004.

99.4	Press Release of Sorrento Networks Corporation, dated April 22, 2004 regarding earnings (furnished pursuant to Item 12 of Form 8-K and not deemed filed).